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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JULY 23, 2003

                            RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                         1-16455                       76-0655566
 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
       of Incorporation)                                              Identification No.)

            1111 LOUISIANA STREET
                HOUSTON, TEXAS                                     77002
   (Address of Principal Executive Offices)                      (Zip Code)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 497-3000

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     In this Form 8-K, and in each Exhibit included as a part of the Form 8-K,
"Reliant Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 5.  OTHER EVENTS.

     In connection with our issuance of senior secured notes guaranteed by certain of our subsidiaries on July 2, 2003, we have included note 18 to our unaudited consolidated interim financial statements, which includes unaudited condensed consolidating financial information presenting supplemental information for Reliant Resources, Inc. and its wholly-owned subsidiaries for the indicated groupings: Reliant Resources, guarantors, limited guarantor and non-guarantors. Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to the foregoing within our historical unaudited consolidated interim financial statements for the three months ended March 31, 2003, as reported in our Quarterly Report on Form 10-Q filed on May 14, 2003.

     On July 9, 2003, we entered into a definitive agreement to sell our 588-megawatt Desert Basin plant, located in Casa Grande, Arizona, to Salt River Project Agricultural Improvement and Power District of Phoenix for $289 million.
Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated by reference herein, gives effect to the foregoing and presents a pro forma condensed consolidated balance sheet as of March 31, 2003, as if the sale had occurred on March 31, 2003. Exhibit 99.3 also presents pro forma condensed statements of consolidated operations as if the sale had occurred on January 1, 2000.

     Except as otherwise expressly noted, the financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect any developments subsequent to March 31, 2003.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     When we make statements containing projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or when we make statements containing any other projections or estimates about our assumptions relating to these types of statements, we are making "forward-looking statements." These statements usually relate to future events and anticipated revenues , earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words . However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations and the underlying assumptions reflected in our forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are not guarantees of future performance or events. Such statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

     In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     - the application of, or changes in, the laws and regulations to which we are subject;

     - the outcome of pending lawsuits, governmental proceedings and investigations;

     - the effects of competition, including the extent and timing of the entry of additional competitors in our markets;

     - liquidity concerns in our markets;

     - the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our wholesale energy segment;
                                        1
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     - the successful and timely completion and start-up of our construction projects;

     - the timing and extent of changes in commodity prices and interest rates;

     - the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio;

     - weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     - financial market conditions and our access to capital, including availability of funds in the capital markets;

     - the creditworthiness or bankruptcy or other financial distress of our counterparties;

     - actions by rating agencies with respect to us or our competitors;

     - acts of terrorism or war;

     - the availability and price of insurance;

     - the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in ERCOT;

     - political, legal, regulatory and economic conditions and developments in the United States;

     - the successful operation of deregulating power markets; and

     - the resolution of the refusal by certain California market participants to pay our receivables balances and the resolution of the refund methodologies.

     Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

 99.1          Reliant Resources, Inc. and Subsidiaries Unaudited
               Consolidated Interim Financial Statements as of December 31,
               2002 and March 31, 2003 and for the Three Months Ended March
               31, 2002 and 2003.
 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2003 and for the Three Months Ended March 31, 2002 and 2003.
 99.3          Unaudited Pro Forma Condensed Consolidated Financial
               Statements for Anticipated Sale of Desert Basin Plant
               Operations.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RELIANT RESOURCES, INC.
                                          (Registrant)

                                          By:    /s/ THOMAS C. LIVENGOOD
                                            ------------------------------------
                                                    Thomas C. Livengood
                                                     Vice President and
                                                         Controller

Date: July 23, 2003

                                        3
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              EXHIBIT DESCRIPTION
-------                             -------------------
  99.1          Reliant Resources, Inc. and Subsidiaries Unaudited
                Consolidated Interim Financial Statements as of December 31,
                2002 and March 31, 2003 and for the Three Months Ended March
                31, 2002 and 2003.
  99.2          Management's Discussion and Analysis of Financial Condition
                and Results of Operations as of March 31, 2003 and for the
                Three Months Ended March 31, 2002 and 2003.
  99.3          Unaudited Pro Forma Condensed Consolidated Financial
                Statements for Anticipated Sale of Desert Basin Plant
                Operations.